EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bairnco Corporation (the “Corporation”) on Form 10-Q for the fiscal quarter ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luke E. Fichthorn III, Chairman & Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Luke E. Fichthorn, III

Luke E. Fichthorn, III

Chairman &

Chief Executive Officer

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EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bairnco Corporation (the “Corporation”) on Form 10-Q for the fiscal quarter ended October 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth L. Bayne, VP of Finance & Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

3.

The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

4.

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kenneth L. Bayne

Kenneth L. Bayne

VP of Finance &

Chief Financial Officer

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